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                                                                   EXHIBIT 10.47



         THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment and Assumption Agreement"), is effective as of the 21st day of May, 2002, and is made by and between SHOP INVEST LLC, a Delaware limited liability company ("Assignor"), and RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership ("Assignee").

         WHEREAS, Assignor and Assignee entered into that certain Purchase and Sale Agreement, dated as of May 21, 2002 (the "Purchase Agreement"), pursuant to which Assignor agreed to assign, set over and transfer to Assignee all of Assignor's right, title and interest in and to RPT/Invest L.L.C., a Delaware limited liability company (the "Company"), as more described in the Purchase Agreement.

         NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged by all parties hereto, the parties hereby agree as follows:

         1. Assignor does hereby convey, transfer, assign and deliver to Assignee and Assignee's successors and assigns, all of Assignor's right, title and interest in and to its membership interest in the Company, and Assignee does hereby accept all of the right, title and interest of Assignor in and to its membership interest in the Company.

         2. Assignee does hereby assume, accept and agree to observe, perform, discharge when due, and be bound by, each and all of the rights, liabilities and obligations of Assignor in and to its membership interest in the Company.

         3. Assignor and Assignee shall each execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, such further documents and instruments as may reasonably be requested by the other party hereto to implement the purposes of this assignment and Assumption Agreement.

         4. This Assignment and Assumption Agreement and the respective rights, duties and obligations of the parties hereunder, shall be governed and construed in accordance with the internal law of the State of Delaware.

         5. This Assignment and Assumptions Agreement may be executed simultaneously in one or more counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument.

         6. The provisions of this Assignment and Assumption Agreement shall be binding upon, and shall inure to the benefit of, the successors and assigns of Assignor and Assignee, respectively.

         7. This Assignment and Assumption Agreement is made and entered into by Assignor and Assignee for the benefit and protection of such partied, and no of the person or entity shall have any rights or interest hereunder.

                         [SIGNATURES ON FOLLOWING PAGE]
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         IN WITNESS WHEREOF, this Assignment and Assumption Agreement has been executed as of the date and year first above written.

                                        ASSIGNOR:
                                        --------

                                        SHOP INVEST LLC,
                                        a Delaware limited liability company


                                        By:   /s/ JOHN R. FRASER
                                             --------------------
                                             By: John R. Fraser
                                             Title: Vice President



                                        ASSIGNEE:
                                        --------

                                        RAMCO-GERSHENSON PROPERTIES,
                                        L.P., a Delaware limited partnership

                                        By:  Ramco-Gershenson Properties Trust,
                                             a Maryland real estate investment
                                             trust


                                             By:
                                                 ------------------
                                                 By:
                                                 Title:












                                       2
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                               ASSIGNOR:
                               --------

                               SHOP INVEST LLC,
                               a Delaware limited liability company



                               By:
                                  --------------------
                                  By:
                                  Title:



                               ASSIGNEE:
                               --------

                               RAMCO-GERSHENSON PROPERTIES, L.P., a Delaware limited partnership

                               By: Ramco-Gershenson Properties Trust, a Maryland
                                   real estate investment trust


                               By:  /s/ DENNIS GERSHENSON
                                    ----------------------
                                    By: Dennis Gershenson
                                    Title: President